UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2020

UR-ENERGY INC.

(Exact name of registrant as specified in its charter)

Canada	001- 33905	Not applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10758 W Centennial Road, Suite 200
Littleton, Colorado	80127
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (720) 981-4588

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock	URG (NYSE American): URE (TSX)	NYSE American; TSX

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On May 8, 2020, Ur-Energy Inc. issued a press release providing earnings results for the quarter ended March 31, 2020.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02 of this Current Report on Form 8-K, including the information set forth in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its Annual and Special Meeting of Shareholders (the “Meeting”) on May 7, 2020. At the Meeting, five proposals were submitted to the shareholders for approval as set forth in the Company’s definitive proxy statement, filed April 9, 2020. As of March 30, 2020, the record date for the meeting, a total of 160,478,059 Common Shares were outstanding and entitled to vote. In total, 83,595,932 Common Shares were present in person or represented by proxy at the Meeting, which represented 52.09% of the Common Shares outstanding and entitled to vote as of the record date.

Proposal No. 1 – Election of Directors. The shareholders elected all of the directors presented to the shareholders. For the election of directors, there 50,931,734 broker non-votes.

Nominee	Votes For	%	Votes Withheld	%
Jeffrey T. Klenda	32,329,408	98.98	333,790	1.02
James M. Franklin	27,627,804	84.58	5,035,394	15.42
W. William Boberg	27,208,148	83.30	5,455,050	16.70
Thomas Parker	31,111,516	95.25	1,551,682	4.75
Gary C. Huber	27,847,433	85.26	4,815,765	14.74
Kathy E. Walker	31,314,160	95.87	1,349,038	4.13
Rob Chang	27,786,090	85.07	4,877,108	14.93

Proposal No. 2 – Reappointment of PricewaterhouseCoopers LLP as our independent auditors of the Company and authorization for the directors to fix the remuneration of the auditors.

For	Withheld
81,386,158	2,208,774

Proposal No. 3 – Advisory (non-binding) vote regarding the compensation of the Company’s named executive officers. There were 50,931,734 broker non-votes on Proposal No. 3.

For	Against
28,185,260	4,478,938

Proposal No. 4 – Advisory (non-binding) vote regarding the frequency of shareholder advisory votes on the compensation of the Company’s named executive officers (“say when on pay”). There were 50,931,734 broker non-votes on Proposal No. 4.

The Board of Directors of the Company has adopted the preference expressed by the shareholders in this advisory vote and will conduct advisory votes on executive compensation every year until the Company’s next “say when on pay” vote in 2026.

One	Two	Three	Abstain
31,241,064	328,593	820,037	274,504

Proposal No. 5 – Ratification, confirmation and approval of the renewal of the Ur-Energy Inc. Amended and Restated Stock Option Plan (the “Option Plan”), as amended, and approval and authorization for a period of three years all unallocated restricted share units issuable pursuant to the RSU Plan. There were 50,931,734 broker non-votes on Proposal No. 5.

For	Against
26,286,153	6,378,045

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release of Ur-Energy Inc., dated May 8, 2020, providing earnings results for the quarter ended March 31, 2020.*

*This Exhibit is intended to be furnished to, not filed with, the SEC pursuant to General Instruction B.2 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2020

Ur-Energy Inc.

By:	/s/ Penne A. Goplerud
	Name:	Penne A. Goplerud
	Title:	Corporate Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Ur-Energy Inc., dated May 8, 2020, providing earnings results for the quarter ended March 31, 2020.*

*This Exhibit is intended to be furnished to, not filed with, the SEC pursuant to General Instruction B.2 of Form 8-K.